INVESTOR PRESENTATION AUGUST / SEPTEMBER 2012 Exhibit 99.1

Forward Looking-Statements

Cautionary Statements Regarding Oil & Gas Quantities
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolffork shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results, and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,”
“may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Report on
Form 10-Q.  Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, potential drilling locations and resource potential estimates have not been risked by the Company.  Actual locations drilled and quantities that may be ultimately recovered from the
Company’s interest may differ substantially from the Company’s estimates.  There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities.
Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors  Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from  limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated.  Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates assume NYMEX forward-curve oil and gas pricing and Company-generated
EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

Notes: Proved reserves and acreage as of 6/30/2012. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of $27.73 per share on 8/23/2012, plus net debt as of 6/30/2012.
Company Overview
• Enterprise value $1.1 BN
• High quality reserve base
83.7 MMBoe proved reserves, 37% PD
99% Permian Basin
• Permian core operating area
166,000 gross (146,000 net) acres
500+ MMBoe gross, unrisked resource
potential
2,900+ drilling and recompletion opportunities
• Oil-driven, high margin production
2Q’12 Production 7.7 MBoe/d, 65% oil & NGLs
2Q’12 Revenue mix 64% oil, 25% NGLs and
11% natural gas

AREX OVERVIEW ASSET OVERVIEW

AREX 2Q’12 Highlights

•
Oil growth key contributor to total
production
growth
• Production totaled 7.7 MBoe/d, up 16% and 7% over 2Q’11 and 1Q’12, respectively
• Oil growth up 120% over 2Q’11 and 20% over 1Q’12
•
Oil growth key contributor to total
reserves
growth at MY’12
• Estimated proved reserves total 83.7 MMBoe, up 9% and 25% over YE’11 and
MY’11 proved reserves, respectively
• Oil proved reserves total 23.5 MMBbls, increasing 30% and 132% over YE’11 and
MY’11 proved reserves, respectively
•
Horizontal Wolfcamp delivering strong results
• Strong well performance from horizontal Wolfcamp “B” in Project Pangea
• Encouraging well performance from horizontal Wolfcamp “A” pilot wells in Pangea
West

Quarterly Liquids Production 5 2Q’12 LIQUIDS PRODUCTION • 2Q’12 Liquids production up 33% over 2Q’11 65% total production volumes • 2Q’12 Oil production up 120% over 2Q’11 28% total production volumes

Track Record of Reserve and Production Growth
• MY’12 reserves up 25% YoY and 9% over YE’12
Oil reserves up 33% to 23.5 MMbbls
• Wolfcamp Shale key contributor to reserve growth
500+ MMBoe gross, unrisked resource potential
6
RESERVE GROWTH PRODUCTION GROWTH
• 2011 production increased 50% YoY
• Targeting 28% production growth in 2012
• Strong liquids production growth
2012E production 65% liquids
0
10
20
30
40
50
60
70
80
90
2004 2005 2006 2007 2008 2009 2010 2011 MY'12
Natural Gas (MMBoe) Oil & NGLs (MMbbls)
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
2004 2005 2006 2007 2008 2009 2010 2011 MY'12
Natural Gas (MBoe/d) Oil & NGLs (Mbbls/d)

Low-Cost Operator

3-YR AVERAGE F&D COSTS ($/BOE) 2Q’12 LIFTING COSTS ($/BOE)
Notes: Oil weighted peers include BRY, CXO, KOG, LPI, NOG, OAS. Data based on SEC filings and J.S. Herold data. 3-YR F&D costs represent drill-bit F&D costs (drill-bit F&D costs defined as Exploration and Development Costs divided by Reserve Extensions & Discoveries and Revisions less Production). Lifting costs defined as lease operating expense plus taxes other than income and gathering and transportation expense.
$8.20
$11.71
$11.98
$12.84
$16.06
$21.57
$29.40
$0
$6
$12
$18
$24
$30
AREX Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6
$8.04
$9.23
$12.85
$14.73
$14.89
$14.96
$22.43
$0
$6
$12
$18
$24
Peer 1 AREX Peer 2 Peer 3 Peer 4 Peer 5 Peer 6

2012 Capital Program

• Horizontal Wolfcamp
2 horizontal rigs
Beginning development program of B zone
Testing A & C zones
• Vertical Clearfork & Wolfcamp
1 vertical rig and recompletion program
• Infrastructure & Equipment
Upfront investments to prepare for large-scale field
development
- Lower drilling and completion costs
- Transportation for growing crude production
• Acreage – Strategic, bolt-on additions
• Targeting 28% production growth
2012 production guidance 2.9 MMBoe – 3.1 MMBoe
2012 PROGRAM OVERVIEW
2012 Capital Program $260 MM
2%
14%
29%
55%
Horizontal
Wolfcamp
Acreage
Infrastructure &
Equipment
Vertical Wolffork &
Recompletions

Major Infrastructure in Place

• Gas Processing – DCP
• Gas Processing – WTG
• NGL Pipeline
CP Chemical EZ Line to Mont Belvieu
Sand Hills Pipeline will provide new capacity for
NGLs to Mont Belvieu (initial capacity 200
MBbls/d; expected to be operational for
Permian Basin barrels in 3Q’13)
• Oil Transportation
WTG Benedum Gas Plant (current capacity 110
MMcf/d)
Ozona Gas Plant (current capacity 120 MMcf/d)
SW Ozona Gas Plant (current capacity 100
MMcf/d)
Company owned and third-party oil hauling
trucks

Infrastructure & Equipment Projects

• Safely and securely transport water across Project Pangea and Pangea West and reduce truck traffic
• Reduce time and money spent on water hauling and disposal
• Replace rental equipment and contractors with Company-owned and operated equipment and personnel
• Reduce money spent on flowback operations
• Facilitate large-scale field development
• Reduce fresh water use
• Reduce water costs
• Efficiently transport crude oil to market and reduce inventory
• Reduce oil differential
Purchasing and installing water
transfer equipment
Drilling and/or converting SWD
wells
Purchasing and installing flowback
equipment
Securing water supply
Testing non-potable water and
recycling flowback water
Installing crude takeaway lines
Purchased oil hauling trucks
PROJECTS
BENEFITS
Infrastructure and equipment projects are key to large-scale field development and to reducing D&C costs and monthly LOE

AREX Wolfcamp Play Favorably Located in the S. Midland Basin 11 Wolfcamp / Wolffork Oil Shale Resource Play

12 Wolfcamp Oil Shale Play – Widespread, Thick, Consistent & Repeatable

AREX Wolfcamp Oil Shale Resource Play

ACTIVE PARTICIPANTS IN THE PLAY
Large, primarily contiguous acreage position
Liquids-rich, multiple pay zones
166,000 gross (146,000 net) acres
Low acreage cost ~$500 per acre
2,900+ drilling and recompletion opportunities
Transitioning Wolfcamp B to development
Testing multiple horizontal laterals targeting
Testing tighter well spacing
Preparing field for large-scale development
Broad industry participation de-risking play
41 Horizontal Wolfcamp rigs as of July 2012
Average peak IP rate of 807 Boe/d in 2Q’12
Average lateral well length of ~7,100 ft.
500+ MMBoe gross, unrisked resource 500+ MMBoe gross, unrisked resource potential
Early-stage development
mode
the Wolfcamp A and C
Note: Number of Horizontal Wolfcamp rigs per PXD July 2012 investor presentation.  Average peak IP rate and average lateral well length based on public disclosure from AREX, EOG, PXD.

AREX Wolfcamp Play – Activity Map

Pangea West
North & Central Pangea
South Pangea
• 18,000 gross acres
• 2 horizontal pilot wells with encouraging
results
Schleicher
Crockett
Irion Reagan
• 3D Seismic planning underway
• Targeting horizontal pilot well in
4Q’12
• Interpreting newly acquired
3D seismic
• Targeting horizontal pilot
well in 4Q’12
• 59,000 gross acres
• Continuing
completion design
improvement
• 89,000 gross acres
• Continuing horizontal and vertical
development
• Continuing refining completion designs
Sutton
Legend
Vertical Producer
HZ Producer
HZ – Waiting on Completion
HZ – Drilling
HZ – Permit

Horizontal Wolfcamp Economics

BTAX IRR SENSITIVITIES
• Horizontal drilling improves recoveries and
returns
• Multiple, stacked horizontal targets
• 7,000’+ lateral length
• ~80% of EUR made up of oil and NGLs
• 2 horizontal rigs running in Project Pangea /
Pangea West
• Improving IPs and liquids ratio driving higher
returns
• Recent well results range from 634 BOEPD to
1,310 BOEPD, made up of 84% to 97% liquids
•
875 BOEPD initial IP for Univ. 45 A 703H, made up of
85% oil and 93% total liquids
•
612 BOEPD and 539 BOEPD average 30-day and
60-day rates, respectively, for Univ. 45 A 703H
Notes: Potential locations based on 1,000-feet spacing between each horizontal well. Economics assume NYMEX gas strip 2/2012 and NGL price based on 50%
WTI oil price.
0
10
20
30
40
50
60
350 400 450 500 550
Well EUR (MBoe)
$100 / bbl $90 / bbl $80 / bbl $70 / bbl
Play Type
Horizontal
Wolfcamp
Avg. EUR 450 MBoe
Targeted Well Cost $5.5 MM
Potential Locations 500
Gross Resource
Potential
225 MMBoe

Recent Well Results

Note: IP mix based on 24 hr.-IP rates.
IP MIX – LAST 10 HZ B WELLS
24 HR.- IP – LAST 10 HZ B WELLS
Completion
date Well name
IP
(Boe/d)
Oil
(Bbl/d)
NGL
(Bbl/d)
Gas
(Mcfe/d)
IP %
Liquids
No. of
stages
Lateral
length
(ft.)
B Bench:
May 2012 University 45 A #703H 875 743 73 354 93% 29 7,672
Mar 2012 University 45 F #2304H 1,111 840 150 729 89% 28 7,641
Mar 2012 University 45 F #2303H 634 481 84 412 89% 30 7,999
Feb 2012 University 45 C #805H 676 441 130 632 84% 28 7,849
Feb 2012 University 45 C #804H 892 823 38 185 97% 35 7,811
Dec 2011 University 45 E #1101H 687 632 30 147 96% 35 7,712
Dec 2011 University 45 F #2302H 1,136 986 83 404 94% 28 7,698
Dec 2011 University 45 F #2301H 1,310 1,136 96 467 94% 34 7,749
Sep 2011 University 45 C #803H 1,044 931 57 335 95% 23 7,358
Sep 2011 University 45 B #2401H 811 582 116 677 86% 23 7,613
Sep 2011 University 45 D #902H 798 611 95 552 88% 23 7,770
Jun 2011 University 45 A #701H 694 613 41 237 94% 21 6,859
May 2011 CT G #701H 328 168 81 473 76% 23 7,609
Apr 2011 University 42-21 #1H 316 132 93 543 71% 21 7,037
Mar 2011 CT M #901H 171 51 61 355 65% 15 5,377
A Bench:
Jun 2012 Pangea West #6601H 461 388 40 196 93% 29 7,742
Jun 2012 Pangea West #6602H 494 391 57 278 91% 28 7,828
C Bench:
Nov 2011 University 42 B #1001H 541 324 120 584 82% 28 7,769
HZ WOLFCAMP WELL RESULTS
Boe/d
Average: 918 Boe/d
Average: 82% oil

Distribution of IP Rates – Horizontal Wolfcamp Wells
WOLFCAMP OIL SHALE RESOURCE PLAY – SOUTHERN MIDLAND BASIN

10%
50%
90%
10.0 100 1,000 10,000
Initial Daily Production Rate (BOEPD)
Industry Wells
AREX Wells
99%
1%
Available Data = 65 HZ Wells
P50 ~ 504 BOEPD
Majority Completed Last 12 Months
Many factors affect IPs, including learning curve, number of frac stages, fluid type and amount, proppant amount, pumping rate, lateral landing point and fracture density
Data from public domain and company IR presentations

Horizontal Wolfcamp –Type Curve 18 Month IP 694 BOEPD

Horizontal Wolfcamp Targets

SYSTEM
STRATIGRAPHIC
UNIT
Permian
Clearfork/Spraberry
Dean
Wolfcamp
Pennsylvanian
Canyon
Strawn
Mississippian
Devonian
Silurian
Ordovician Ellenburger
WOLFCAMP A
WOLFCAMP B
WOLFCAMP C
WOLFCAMP D
Pilot
Transitioning to
Development
Pilot – Recent
Results
Encouraging
Under Evaluation
POTENTIAL HORIZONTAL
WOLFCAMP TARGETS

Vertical Clearfork & Wolfcamp (“Wolffork”) Economics

BTAX IRR SENSITIVITIES
• Vertical pilot program in development mode
• 190 BOEPD average IP for 12 recent vertical
Wolffork wells (73% liquids), 5 of which
averaged 300 BOEPD
Notes: Potential locations based on 20-acre spacing.  Economics assume NYMEX gas strip 2/2012 and NGL price based on 50% WTI oil price.
0
10
20
30
40
100 105 110 115 120
Well EUR (MBoe)
$100 / bbl $90 / bbl $80 / bbl $70 / bbl
Play Type
Vertical
Wolffork
Gross Resource
Potential
200+ MMBoe
Avg. EUR
Targeted Well Cost
Potential Locations
110 MBoe
$1.2 MM
1,825

Vertical Wolffork Recompletion Economics

BTAX IRR SENSITIVITIES
• 186 BOEPD average IP for 9 recent vertical
Wolffork recompletions (78% liquids)
• Recent recompletion IPs include 315 and 250
BOEPD IPs from two recompletions,
respectively
Notes: Potential locations based on 20 to 40-acre spacing.  Economics assume NYMEX gas strip 2/2012 and NGL price based on 50% WTI oil price.
0
10
20
30
40
50
60
70
76 81 86 91 96 101 106
Well EUR (MBoe)
$100 / bbl $90 / bbl $80 / bbl $70 / bbl
Play Type
Vertical
Wolffork
Recompletion
Avg. EUR 93 MBoe
Targeted Well Cost $0.75 MM
Potential Locations 190
Gross Resource
Potential
17+ MMBoe

AREX Drilling Targets & Resource Potential

PLAY TYPE
Horizontal
Wolfcamp
Vertical
Wolffork
Vertical Wolffork
Recompletion
Vertical Canyon
Wolffork
EUR (MBoe) 450 110 93 193
Targeted well cost ($MM) $5.5 $1.2 $0.75 $1.5
Potential locations 500 1,825 190 440
GROSS RESOURCE
POTENTIAL (MMBoe)
225 200+ 17+ 85
Target Wolfcamp Clearfork,
Wolfcamp
Clearfork, Wolfcamp Canyon, Clearfork,
Wolfcamp
Drilling depth (ft.) 7,000+ (lateral
length)
< 7,500 < 7,500 < 8,500
Activity (# of rigs) 2 1 2 - 4 recompl. / month
500+ MMBoe Total Gross Resource Potential
20+ Years of Drilling Inventory¹
Notes: Potential locations based on 1,000-feet spacing between each horizontal well for Horizontal Wolfcamp, 20-acre spacing for Vertical Wolffork, 20 to 40-
acre spacing for Vertical Wolffork Recompletion and 40-acre spacing for Vertical Canyon Wolffork.
¹ Assumes 24 horizontal and 35 vertical wells drilled per year.

Creating Value Through Growth

• Concentrated geographic footprint in the Southern Midland Basin
• Strong growth track record at competitive costs
• Detailed technical evaluation led to discovery of significant growth potential in the Wolfcamp / Wolffork oil shale resource play
• Rigorous pilot program de-risked ~100,000 gross acres
• Capital discipline for Wolfcamp / Wolffork program acceleration

Financial NON-GAAP RECONCILIATIONS Framework

2012 Operating and Financial Guidance

2012 GUIDANCE
2012 Guidance
Production
Total (MBoe) 2,900 - 3,100
Percent Oil & NGLs 65%
Operating costs and expenses ($/per Boe)
Lease operating $ 5.50 – 6.50
Severance and production taxes $ 2.50 – 4.00
Exploration $ 4.00 – 5.00
General and administrative $ 7.00 – 8.00
Depletion, depreciation and amortization $ 15.00 – 18.00
Capital expenditures ($MM) Approximately $260

Hedge Position

CURRENT HEDGE POSITION
Commodity and Time Period Type Volume Price
Crude Oil
2012 Collar 700 Bbls/d $85.00/Bbl - $97.50/Bbl
2012 Collar 500 Bbls/d $90.00/Bbl - $106.10/Bbl
September 2012 – December 2012 Collar 350 Bbls/d $90.00/Bbl - $102.30/Bbl
2013 Collar 650 Bbls/d $90.00/Bbl - $105.80/Bbl
2013 Collar 450 Bbls/d $90.00/Bbl - $101.45/Bbl
2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl
Natural Gas Liquids
Natural Gasoline – February 2012 – December 2012 Swap 225 Bbls/d $95.55/Bbl
Normal Butane – March 2012 – December 2012 Swap 225 Bbls/d $73.92/Bbl
Natural Gas
2012 Call 230,000 MMBtu/month $6.00/MMBtu
July 2012 – December 2012 Swap 360,000 MMBtu/month $2.70/MMBtu
• Recently increased crude oil derivatives positions in 2012 (collar covering 350 Bbls/d) and 2013 (collar covering
450 Bbls/d):

Financial Strength

Liquidity (unaudited) is calculated by adding the net funds available under our revolving credit facility and cash and cash equivalents. We use liquidity as an indicator of the Company’s ability to fund development and exploration activities.  Liquidity has limitations, and can vary from year to year for the Company and can vary among companies based on what is or is not included in the measurement on a company’s financial statements. Liquidity is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.  The table below summarizes our liquidity at June 30, 2012 (in thousands).
Liquidity (unaudited) June 30, 2012
Borrowing base $ 270,000
Cash and cash equivalents 402
Long-term debt (145,400)
Unused letters of credit (350)
Liquidity $ 124,652
Long-term debt-to-capital ratio (unaudited) is calculated as of June 30, 2012, and by dividing long-term debt (GAAP) by the sum of total stockholders’ equity (GAAP) and long-term debt (GAAP). We use the long-term debt-to-capital ratio as a measurement of our overall financial leverage. However, this ratio has limitations. This ratio can vary from year-to-year for the Company and can vary among companies based on what is or is not included in the ratio on a company’s financial statements. This ratio is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.  The table below summarizes our long-term debt-to-capital ratio at June 30, 2012 (in thousands).
Long-term debt-to-capital (unaudited) June 30, 2012
Long-term debt $ 145,400
Total stockholders’ equity 480,333
625,733
Long-term debt-to-capital 23.2%

Contact Information MEGAN P. HAYS Manager, Investor Relations & Corporate Communications 817.989.9000 x 2108 mhays@approachresources.com www.approachresources.com